Employee Cost - Summary of Amount Recognized in the Balance Sheet for Defined Benefit Provident Fund Plan (Detail) - Defined Benefit Provident Fund Plan [Member] ₨ in Millions, $ in Millions	Mar. 31, 2023 USD ($)	Mar. 31, 2023 INR (₨)	Mar. 31, 2022 INR (₨)
Disclosure of defined benefit plans [line items]
Fair value of plan assets	$ 15.8	₨ 1,299.6	₨ 41,534.6
Present value of defined benefit obligation	16.4	1,346.5	40,854.2
Total present in recognized in the balance sheet net defined benefit asset	(0.6)	(46.9)	680.4
Effect of asset ceiling	0.0	0.0	(684.5)
Net liability	$ (0.6)	₨ (46.9)	₨ (4.1)